UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-41816	88-1513509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Catawba River Rd
Fort Lawn,
SC
29714
(Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

1-for-8 Reverse Stock Split

On October 3, 2025,
Northann Corp. (the “Company”)
filed a Certificate of Amendment to its Articles of Incorporation,
as amended to date, and a Certificate of Amendment to Designation, with the Nevada Secretary of State as corrected on October 7, 2025, effecting a 1-for-8 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and the Company’s series A preferred stock, par value $0.001 per share (the “Preferred Stock”). The Reverse Stock Split was approved by the Board of the Directors of the Company (the “Board”) and became effective at 16:30 pm ET on October 7, 2025.

As a result of the Reverse Stock Split, every eight (8) shares of the Company’s issued and outstanding Common Stock have been converted into one (1) share of issued and outstanding Common Stock and every eight (8) shares of the Company’s issued and outstanding Preferred Stock have been converted into one (1) share of Preferred Stock. The Reverse Stock Split affects all of the Company’s stockholders uniformly and does not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of the Company’s stockholders owning a fractional share. Each stockholder will receive such additional fractions of a share to round up to a full share.  The Reverse Stock Split has no impact on stockholders’ proportionate equity interests or voting rights in the Company or the par value of the Company’s Common Stock and Preferred Stock, which remains unchanged.

The Company’s Common Stock will begin trading on a split-adjusted basis on the NYSE American at the commencement of trading on October 8, 2025 under the Company’s existing symbol “NCL.” The Company’s Common Stock has been assigned a new CUSIP number of 66373M 408 in connection with the Reverse Stock Split.

The above descriptions of the Reverse Stock Split does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to Articles of Incorporation, Certificate of
Amendment to Designation
, Certificate of Correction to the Certificate of Amendment to Articles of Incorporation, and Certificate of Correction to the Certificate of
Amendment to Designation,
which are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation
3.2	Certificate of Amendment to Designation
3.3	Certificate of Correction to Certificate of Amendment to Articles of Incorporation
3.4	Certificate of Correction to Certificate of Amendment to Designation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: October 7, 2025	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer